EXHIBIT 99.2

Deal Name                        COMM 2005-C6
Closing Date                     August, 19 2005
BBB- Subordination Level         3.50%
Pari Passu %                     7.61%
Investment Grade %               17.48%
IO %                             34.22%
Partial IO %                     41.91%
WA Cap Rate                      6.95%
Maturity LTV                     61.82%
Current LTV                      68.08%
Issuer DSCR                      1.60x
% of loans with Junior Debt      B-Note: 11.11% Mezz - 9.99%
Top 10%                          43.65%
% Lodging                        9.16%
% Single Tenant                  6.70%
Special Servicer                 GMAC Commercial Mortgage Corporation
B-Piece Buyer                    Hyperion Capital
% Texas                          9.46%
Moodys LTV                       96.4%
Moodys DSCR                      1.55x
S&P LTV                          95.40%
S&P DSCR                         1.51x
Fitch LTV                        NA
Fitch DSCR                       NA
% TIC                            5.96%
Loans w/o Fraud Carve outs       NONE
ARD                              0